Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 4,813	$ 3,141
Provision charged to cost of sales	7,518	5,645
Usage	(5,774)	(3,978)
Adjustments to previously provided warranties, net	(43)	(125)
Currency translation	(190)	130
Balance at end of year	$ 6,324	$ 4,813